Exhibit 99.2

                                  Webcast Audio
                                  -------------

The audio of Eagle Broadband's January 18, 2005, webcast will be available for a period of 12 months on the Investor Relations page of the Eagle Broadband, Inc., corporate Web site at http://www.eaglebroadband.com/investor/investor.htm.